PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                DECEMBER 31, 2004
                                   (UNAUDITED)

                                              MTM TECHNOLOGIES, INC.    INFO SYSTEMS, INC.      PRO FORMA          PRO FORMA
                                                 AND SUBSIDIARIES                              ADJUSTMENTS          COMBINED
                                               December 31, 2004(a)    December 31, 2004(b)        (c)         December 31, 2004
                                             -------------------------------------------------------------------------------------
                ASSETS
Current Assets:
  Cash and cash equivalents                   $         8,124,818       $         586,869   (A)   6,000,000      $      6,411,687
                                                                                            (B)  (8,300,000)
  Restricted cash                                       1,000,000                                                       1,000,000
  Accounts receivable - trade, net of                  28,881,164               8,761,574                              37,642,738
    allowance
  Inventories                                           1,957,914                 427,258                               2,385,172
  Deferred income taxes                                                           166,462                                 166,462
  Prepaid expenses and other current                    1,457,743                 244,986                               1,702,729
    assets                                   -------------------------------------------------------------------------------------
Total current assets                                   41,421,639              10,187,149        (2,300,000)           49,308,788
  Due from shareholders                                                           102,593                                 102,593
  Property and Equipment, net                           4,253,048                 361,845                               4,614,893
  Goodwill                                             30,863,965                 286,246   (C)  11,342,476            40,545,418
                                                                                            (D)     225,000
                                                                                            (E)    (360,349)
                                                                                            (F)    (286,246)
                                                                                            (F)  (1,525,674)
   Investment in subsidiary                                                                 (B)  11,121,488                   -
                                                                                            (G) (11,121,488)
  Other Assets                                            364,010                  12,165               -                 376,175
                                             -------------------------------------------------------------------------------------
Total Assets                                  $        76,902,662       $      10,949,998     $   7,095,207      $     94,947,867
                                             =====================================================================================

   LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
  Secured notes payable                       $        11,291,018                                                $     11,291,018
  Inventory financing agreements                        2,605,035                                                       2,605,035
  Current portion of promissory notes                     166,587                                                         166,587
  Convertible subordinated promissory notes             5,549,874                           (A)   5,125,000            10,674,874
  Accounts payable and accrued expenses                17,053,308               8,010,650                              24,928,609
                                                                                            (D)     225,000
                                                                                            (E)    (360,349)
  Warrant and future rights liability                   5,531,000                           (A)     875,000             6,406,000
  Deferred revenue                                      4,310,886                 493,157                               4,804,043
  Current portion of notes payable                                                220,371                                 220,371
  Income taxes payable                                                            174,378                                 174,378
  Current portion of capital lease obligations            137,257                                                         137,257
                                             -------------------------------------------------------------------------------------
Total current liabilities                              46,644,965               8,898,556         5,864,651            61,408,172

 Non-current portion of promissory notes and              708,253                 460,510                               1,168,763
   notes payable
Non-current portion of lease obligation                  206,410                                                          206,410

                                             -------------------------------------------------------------------------------------
            Total Liabilities                          47,559,628               9,359,066         5,864,651            62,783,345

Shareholders' Equity:
  Series A convertible preferred stock                 16,997,230                                                      16,997,230
  Preferred stock                                                                 600,000   (G)    (600,000)                  -
  Common stock                                              6,467                  (5,105)           (5,105)               7,3355
                                                                                            (B)         868
  Treasury stock, at cost                                                        (912,000)  (G)     912,000                   -
  Additional paid-in capital                           26,658,853                  85,907           (85,907)           29,479,473
                                                                                            (B)   2,820,620
                                                                                            (C)  11,342,476
                                                                                            (G) (11,342,476)
  Accumulated deficit                                 (14,319,516)              1,811,920   (F)  (1,811,920)          (14,319,516)

                                             -------------------------------------------------------------------------------------
Total shareholders' equity                             29,343,034               1,590,932         1,230,556            32,164,522
                                             -------------------------------------------------------------------------------------
Total Liabilities and Shareholders' Equity    $        76,902,662       $      10,949,998     $   7,095,207      $     94,947,867
                                             =====================================================================================

                                                              -                       -                 -                     -

(a) Represents historical balance sheet of MTM Technologies, Inc. as of December 31, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Form 10-Q for the quarter ended December 31, 2004.

(b) Represents historical balance sheet of Info Systems, Inc. as of December 31, 2004 derived from the audited financial statements of Info Systems, Inc. for the twelve months ended December 31, 2004.

(c) The pro forma adjustments give effect to the completion of the stock purchase of Info Systems, Inc. and the associated financing as if the acquisition was consummated as of December 31, 2004.

(A) To give effect to the $6,000,000 investment by Pequot and Constellation Ventures, as if the investment occurred on December 31, 2004. This investment consists of $6,000,000 of 7% Convertible Secured Notes and warrants to purchase 369,231 shares of the Company's common stock at an exercise $4.06 per share.

(B) To give effect, on the parent company's books, to the stock purchase of Info Systems, Inc., as if the acquisition was consummated on December 31, 2004, with cash consideration of $8,300,000 and stock consideration of $2,821,488.

(C) To give effect, on the subsidiary's books, to the stock purchase by MTM Technologies, Inc., as if the acquisition was consummated on December 31, 2004.

(D) To give effect to the estimated acquisition costs of Info Systems, Inc., such as legal and accounting, capitalized during the period.

(E) To give effect to liabilities excluded from the stock purchase of Info Systems, Inc.

(F) To give effect to the elimination of Info Systems, Inc. pre-acquisition goodwill and retained earnings, as if the purchase was consummated on December 31, 2004.

(G) To give effect to the elimination of the parent company's investment in subsidiary, Info systems, Inc., and Info Systems, Inc. equity, in consolidation.